AMENDMENT NO. 2 TO LOAN DOCUMENTS

THIS AMENDMENT NO. 2 TO LOAN DOCUMENTS (this “Amendment”) is made and entered into as of the 31st day of July, 2011, by and among EASYLINK SERVICES INTERNATIONAL CORPORATION, a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower signatory hereto (each subsidiary of Borrower a party hereto shall be collectively known as the “Subsidiary Guarantors”, and individually as a “Subsidiary Guarantor”), the several banks and other financial institutions and lenders from time to time party hereto (the “Lenders”), and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”) and as swingline lender (the “Swingline Lender”).

BACKGROUND STATEMENT

WHEREAS, Borrower has entered into that certain Revolving Credit and Term Credit Agreement, dated as of October 21, 2010 (as may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Credit Agreement”; all capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), with the Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender; and

WHEREAS, certain of Borrower’s Subsidiaries have changed their legal names from the names set forth in the left-hand column of the chart set forth on Exhibit A hereto (the “Prior Names”) to the respective names set forth opposite the Prior Names in the right-hand column of the chart set forth on Exhibit A hereto (the “New Names”) (such name changes referred to herein as the “Name Changes”); and

WHEREAS, Borrower, the Subsidiary Guarantors, Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender have agreed to amend the Credit Agreement and the other Loan Documents to reflect, among other things, the Name Changes.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, Borrower, the Subsidiary Guarantors, Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender agree as follows:

1.           Ratification.  Except as herein expressly modified or amended, all the terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified, affirmed, and approved.

2.           Modification of Credit Agreement.  As of the date hereof, Borrower hereby reaffirms and restates each and every warranty and representation set forth in the Credit Agreement, except to the extent any such warranty and representation is made as of a specific date.  The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

(i)           Section 1.1 is hereby amended by deleting the definition of “Excess Cash Flow” and replacing it with the following substitute definition:

“ ‘Excess Cash Flow’ shall mean, for any Fiscal Year, (A) Consolidated Adjusted EBITDA for such Fiscal Year (excluding, for purposes of this definition of Excess Cash Flow, the Acquired Adjusted EBITDA of the Xpedite Business), minus (B) the sum of, without duplication (i) Consolidated Interest Expense paid in cash during such Fiscal Year (including any payment of interest due during such Fiscal Year on a day that is not a Business Day but paid on the next succeeding Business Day in the next succeeding Fiscal Year, provided, that such payment shall not be included in the calculation of Excess Cash Flow for such next succeeding Fiscal Year), (ii) scheduled principal payments on, and any voluntary and mandatory prepayments of, Consolidated Total Debt (including any payments or prepayments permitted or required pursuant to Section 2.12 with respect to Term Loan Borrowings and Section 2.13 (other than pursuant to Section 2.13(a)), paid in cash during such Fiscal Year, (including any principal payment due during such Fiscal Year on a day that is not a Business Day but paid on the next succeeding Business Day in the next succeeding Fiscal Year, provided, that such payment shall not be included in the calculation of Excess Cash Flow for such next succeeding Fiscal Year),  (iii) taxes paid in cash during such Fiscal Year, (iv) Capital Expenditures paid in cash during such Fiscal Year to the extent permitted by this Agreement, (v) cash distributions made during such Fiscal Year to the extent permitted hereunder, (vi) cash payments of the Working Capital Adjustment made during such Fiscal Year, (vii) any increases (or minus any decreases) in Consolidated Net Operating Working Capital (specifically excluding (a) the Working Capital Adjustment and (b) cash payments of the purchase price of the assets acquired in connection with the Purchase Transaction) from the first day to the last day of such Fiscal Year, (viii) cash amounts of any transaction fees and expenses arising in connection with the Purchase Transaction (including without limitation this Agreement) paid during such Fiscal Year, (ix) cash amounts for extraordinary non-recurring payments paid during such Fiscal Year and approved by the Administrative Agent for purposes of this definition, and (x) for Fiscal Year 2011, cash amounts paid in the amount of approximately $1,500,000 constituting the settlement payment made in the India.com v. Sandeep Dalal litigation, in each case measured for such Fiscal Year on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP, and rounded down to the nearest $100,000.”

(ii)           Section 1.1 is hereby amended by adding the following new definition immediately after the definition of “Consolidated Net Income”:

“ ‘Consolidated Net Operating Working Capital’ shall mean, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis computed in accordance with GAAP, the excess of (a) current assets less cash and cash equivalents over (b) current liabilities less the current portion of notes payable.  For purposes of this Agreement, “current assets”, “current liabilities”, “cash and cash equivalents” and “notes payable” shall have the respective meanings assigned to them by GAAP.”

(iii)           Schedule 4.14 is hereby deleted in its entirety and replaced with Schedule 4.14 attached hereto.

(iv)           All references therein to the Prior Names shall refer to the New Names.

3.           Modification of Other Loan Documents.  As of the date hereof, Borrower and the Subsidiary Guarantors hereby reaffirm and restate each and every warranty and representation set forth in the other Loan Documents, except to the extent any such warranty and representation is made as of a specific date.  Each of the other Loan Documents are hereby amended, effective as of the date hereof, so that all references therein to the Prior Names shall refer to the New Names.  In addition, the terms of the Loan Documents are hereby further amended, effective as of the date hereof, so that all references therein to the Credit Agreement or any other Loan Document shall refer to Credit Agreement and each other Loan Document as amended herein.

4.           No Novation.  The parties hereto hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by any of the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as herein modified and amended.

5.           Reaffirmation of Subsidiary Guaranty Agreement.  Borrower and each Subsidiary Guarantor hereby ratifies, confirms, reaffirms and covenants that the Subsidiary Guaranty Agreement which it has executed is validly existing and binding against it under the terms of such Subsidiary Guaranty Agreement.  Borrower and each Subsidiary Guarantor hereby reaffirms and restates, as of the date hereof, all covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement and specifically reaffirms that its obligations under the Subsidiary Guaranty Agreement extend and apply for all purposes to the Credit Agreement and the other Loan Documents as amended hereby.

6.           Authority.  Borrower and each Subsidiary Guarantor hereby represents and warrants that the execution, delivery and performance of this Amendment by it has been duly authorized by all necessary actions of Borrower or such Subsidiary Guarantor, and do not and will not violate any provision of law, or any writ, order or decree of any court or governmental authority or agency or any provision of the corporate documents of Borrower or such Subsidiary Guarantor, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of Borrower or such Subsidiary Guarantor pursuant to, any law, regulation, instrument or agreement to which Borrower or such Subsidiary Guarantor is a party or by which Borrower or such Subsidiary Guarantor or its properties may be subject, bound or affected.

7.           No Waiver or Implication.  Except as expressly set forth above, Borrower and each Subsidiary Guarantor hereby agrees that nothing herein shall constitute a waiver by Administrative Agent, any Lender, the Issuing Bank or the Swingline Lender of any default, whether known or unknown, which may exist under the Credit Agreement, the Subsidiary Guaranty Agreement, the Stock Pledge Agreement or any of the other Loan Documents.  Borrower and each Subsidiary Guarantor hereby further agrees that no action, inaction or agreement by Administrative Agent, any Lender, the Issuing Bank or the Swingline Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Loans or any portion thereof, or with respect to matters involving security for the Loans, or with respect to any other matter relating to the Loans, shall require or imply any future extension, indulgence, waiver, consent or agreement by Administrative Agent, any Lender, the Issuing Bank or the Swingline Lender.  Borrower and each Subsidiary Guarantor hereby acknowledges and agrees that none of Administrative Agent, any Lender, the Issuing Bank or the Swingline Lender has made any agreement, or is in any way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loans or any matter relating to the Loans.

8.           No Defenses; Release.  For purposes of this Paragraph 8, the term “Borrower Parties” shall mean Borrower and the Subsidiary Guarantors collectively, and the term “Lender Parties” shall mean Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender, and shall include each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to “any” of such parties shall be deemed to mean “any one or more” of such parties; and references in this sentence to “each of the foregoing” shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference.  Borrower and each Subsidiary Guarantor hereby acknowledges, represents and agrees: that neither Borrower nor any Subsidiary Guarantor has any defense, setoff, claim, counterclaim or cause of action of any kind or nature whatsoever with respect to the Credit Agreement, the other Loan Documents or the Obligations, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Obligations or with respect to any other transaction, matter or occurrence between any of the Borrower Parties and any Lender Parties or with respect to any acts or omissions of any Lender Parties (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as “Loan Related Claims”); that, to the extent that any Borrower Party may be deemed to have any Loan Related Claims, each Borrower Party does hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by a Borrower Party; that no Borrower Party shall institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that each Borrower Party, jointly and severally, shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities, costs and expenses suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto.

9.           No Release of Collateral.  Borrower and the Subsidiary Guarantors further acknowledge and agree that this Amendment shall in no way occasion a release of any collateral held by Administrative Agent as security to or for the Loans, and that all collateral held by Administrative Agent as security to or for the Loans shall continue to secure the Loans.

10.           Fees and Expenses.  In consideration of Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender agreeing to this Amendment, Borrower agrees to pay all reasonable fees and expenses incurred in connection with this Amendment.  Borrower acknowledges and agrees that once paid, such fees and expenses shall be fully earned and shall not be refundable or rebatable in whole or in part.

11.           Headings.  The headings of the paragraphs and other provisions hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

12.           Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original hereof and submissible into evidence and all of which together shall constitute one instrument.

13.           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of Borrower, each Subsidiary Guarantor, Administrative Agent, each Lender, the Issuing Bank and the Swingline Lender and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

(Signatures on following page)

IN WITNESS WHEREOF, this Amendment has been duly executed under seal by each of the undersigned as of the day and year first above written.

EASYLINK SERVICES INTERNATIONAL CORPORATION, a Delaware corporation

By
Name:
Title:

[CORPORATE SEAL]

EASYLINK SERVICES CORPORATION, a Delaware corporation

By
Name:
Title:

[CORPORATE SEAL]

EASYLINK SERVICES USA, INC., a Delaware corporation

By
Name:
Title:

[CORPORATE SEAL]

XPEDITE SYSTEMS, LLC, a Delaware limited liability company

By:	EasyLink Services International Corporation, a Delaware corporation, its Sole Member

By
Name:
Title:

[CORPORATE SEAL]

XPEDITE SYSTEMS WORLDWIDE, INC., a Delaware corporation

By
Name:
Title:

[CORPORATE SEAL]

XPEDITE NETWORK SERVICES, INC., a Georgia corporation

By
Name:
Title:

[CORPORATE SEAL]

XPEDITE SYSTEMS HOLDINGS, INC., a Delaware corporation, formerly known as PTEK Services, Inc.

By
Name:
Title:

[CORPORATE SEAL]

SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By
Name:	Sherry D. Harris
Title:	Senior Vice President

FIFTH THIRD BANK, an Ohio Banking Corporation, as Syndication Agent and as a Lender

By
Name:
Title:

BANK OF NORTH GEORGIA, a division of Synovus Bank, as a co-Documentation Agent and as a Lender

By
Name:
Title:

THE PRIVATEBANK & TRUST COMPANY, as a co-Documentation Agent and as a Lender

By
Name:
Title:

ATLANTIC CAPITAL BANK, as a Lender

By
Name:
Title:

HSBC BANK USA, NA, as a Lender

By
Name:
Title:

EXHIBIT A

NAME CHANGES

Prior Names	New Names

GN Comtext (Deutschland) GmbH	EasyLink Services (Deutschland) GmbHGN
GN Comtext (Hong Kong) Limited	EasyLink Services (Hong Kong) Limited